UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2017

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive, Suite 100

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Consol Mining Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In advance of the previously announced separation of the business of CNX Resources Corporation, formerly known as CONSOL Energy Inc. (“CNX”) into two independent, publicly traded companies, a coal company, CONSOL Energy Inc., formerly known as CONSOL Mining Corporation (the “Company”), and CNX, which will retain the natural gas exploration and production (E&P) business (the “Separation”), the Company’s Board of Directors appointed John Rothka, age 40, to the position of Chief Accounting Officer of the Company, effective as of November 22, 2017. Mr. Rothka also serves as the Chief Accounting Officer of CONSOL Coal Resources GP LLC, formerly known as CNX Coal Resources GP LLC (the “GP”), the general partner of CONSOL Coal Resources LP, a position he has held since August 2, 2017. Prior to his appointment as the Chief Accounting Officer of the GP, Mr. Rothka served as the Controller of the GP since July 2015. Mr. Rothka joined the Accounting Department of CNX in September 2005, where he served in positions of increasing responsibility, and was promoted to Senior Manager in February 2012, a position he served in until July 2015. Prior to joining CNX, Mr. Rothka began his professional career at the accounting firm of Aronson LLC, where he served from September 1999 to November 2002, before joining Deloitte from November 2002 to September 2005, where he held several positions of increasing responsibility in the audit and assurance groups.

There are no family relationships between Mr. Rothka and any director, executive officer or person nominated to become a director or executive officer of the Company. Mr. Rothka does not have a direct or indirect material interest in any transaction or arrangement in which the Company is a participant.

Item 8.01 Other Events

In connection with the Separation, the Company changed its address to CNX Center, 1000 CONSOL Energy Drive, Suite 100, Canonsburg, Pennsylvania 15317.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ David M. Khani
	Name:	David M. Khani
	Title:	Chief Financial Officer

Dated: November 29, 2017